UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TEKNOWLEDGE CORPORATION
(Name of Registrant as Specified in Its Charter)

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TEKNOWLEDGE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 16, 2005

         The 2005 Annual Meeting of the Stockholders of Teknowledge Corporation

(the “Company”) will be held on Wednesday, November 16, 2005 at 10:00 a.m., local time, at the executive offices of the Company, located at 1800 Embarcadero Road, Palo Alto, California 94303 for the following purposes:

1.	To elect two Class II Directors of the Company to serve for a three-year term;

2.	To ratify the selection of Burr, Pilger & Mayer LLP as independent public accountants for the Company for the fiscal year ending December 31, 2005;

2.	To approve and adopt an amendment to the Company’s Stock Option Plan for Non-Employee Directors to increase the number of authorized shares from 75,000 to 250,000; and

4.	To transact such other business as may properly come before the 2005 Annual Meeting and any and all adjournments and postponements thereof.

        The Board of Directors has fixed the close of business on September 30, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the 2005 Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the 2005 Annual Meeting is available for inspection at the Company’s executive offices. Stockholders may examine the list during ordinary business hours in the 10-day period prior to the meeting. The list will also be available for inspection at the meeting for any purpose relating to the meeting.

        YOU ARE URGED TO COMPLETE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPES WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

BY ORDER THE BOARD OF DIRECTORS

/s/ D. A. Bugbee
Secretary

Palo Alto, California
October 10, 2005

TEKNOWLEDGE CORPORATION
1800 Embarcadero Road
Palo Alto, California 94303

ANNUAL MEETING OF STOCKHOLDERS
To be Held on November 16, 2005

_________________

PROXY STATEMENT

_________________

        This Proxy Statement and the accompanying proxy card are being mailed on or about October 26, 2005, in connection with the solicitation of proxies by the Board of Directors of Teknowledge Corporation (the “Company”), a Delaware Corporation, for use at the 2005 Annual Meeting of Stockholders of the Company to be held on Wednesday, November 16, 2005, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

        The cost of soliciting proxies will be borne by the Company. The Company will request banks, brokers, custodians, nominees, and other fiduciaries to solicit customers who have stock in the Company registered in the names of such persons and will reimburse them for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation

        Only holders of the Company’s Common Stock, par value $.01 per share (“Common Stock”), of record at the close of business on September 30, 2005, will be entitled to vote at the 2005 Annual Meeting. On that date, there were outstanding 5,735,754 shares of Common Stock, all of which are entitled to vote with respect to all matters to be acted upon at the 2005 Annual Meeting.

        Shares of Common Stock may be voted by stockholders in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held on the proposals presented in this Proxy Statement. The Company’s by-laws provide that a majority of all of the shares of the stock entitled to vote, whether present in person, or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Any person giving a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company or by attending the meeting and voting in person. The presence at the 2005 Annual Meeting of a stockholder who has signed a proxy will not in itself revoke that proxy. Votes for and against, abstentions and broker non-votes (see below) will each be counted as present for purposes of determining the presence of a quorum.

        Shares held in the name of a brokerage firm, may be voted by a broker on routine matters, such as the election of our directors. Brokers are prohibited from exercising discretionary authority on non-routine matters, such as proposal 3, for beneficial owners who have not returned proxies to the brokers (“broker non-votes”). Broker non-votes, and in cases where the stockholder abstains from voting on a matter when present at the meeting and entitled to vote, those shares will be counted for the purpose of determining the presence of a quorum.

        All shares of Common Stock represented by a properly completed proxy received prior to the taking of any vote at the 2005 Annual Meeting will be voted as directed therein. If no direction is made on the proxy, shares represented by the proxy will be voted “FOR” (i) the election of Neil A. Jacobstein and Benedict O’Mahoney to serve as a Class II directors for a three-year term; (ii) the approval of an amendment to the Company’s Stock Option Plan for Non-Employee Directors to increase the number of authorized shares from 75,000 to 250,000; and (iii) the ratification of the selection of Burr, Pilger & Mayer LLP as independent public accountants for the Company for the fiscal year ended December 31, 2005. The Board of Directors knows of no other matters that are to be brought before the 2005 Annual Meeting. If any other matter properly comes before the 2005 Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the 2005 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their best judgment.

        Your vote is important. We urge you to sign, date, and mail your proxy card promptly to make certain that your shares will be voted at the meeting.

PROPOSAL 1:       ELECTION OF DIRECTORS

        The Board of Directors currently consists of five members: Neil A. Jacobstein (Chairman), Dr. Larry E. Druffel, General Robert T. Marsh (Ret.), Irwin Roth, and Benedict O’Mahoney. Robert T. Marsh, who served as a member of the Board since 1987, has elected to resign from the Board of Directors effective on the date of the 2005 Annual Meeting. Mr. Marsh recently turned 80 and has been a member of the Teknowledge Board of Directors for nineteen years. The Board of Directors is comprised of three classes of directors, each class consisting of one-third of the Board, with one class of the Board being elected each year. At each annual meeting thereafter, nominees for directors in the class whose term is expiring are voted upon, and upon election, such directors would serve a three-year term. At the 2004 Annual Meeting, Dr. Larry E. Druffel was elected as Class I director to serve a three-year term. At the 2003 Annual Meeting, General Robert T. Marsh and Ivan L. Lustig were elected as Class III directors to serve a three-year term. Ivan L. Lustig, who served as a member of the Board since 2001, resigned from the Board of Directors on April 15, 2005. Mr. Roth was elected to join the Board of Directors as a Class III director on June 1, 2005 to fill the vacancy created by Mr. Lustig’s resignation. At the 2005 Annual Meeting, the current term of Class II directors Neil A. Jacobstein and Benedict O’Mahoney will expire. Neil A. Jacobstein and Benedict O’Mahoney are the Board of Directors nominees for Class II directors. If the nominees decline to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although the Company knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as the Company may designate.

Name	Age	Positions With the Company	Director Since

Class II Directors nominated for election at the 2005 Annual Meeting

Neil A. Jacobstein	51	Chairman of the Board, President, and CEO	1993

Benedict O'Mahoney	45	V.P. Adm. & Legal Affairs	1999

Class III Directors whose term expires at the 2006 Annual Meeting

Gen. Robert T. Marsh*	80	Director	1987

Irwin Roth	74	Director	2005

Class I Director whose term expires at the 2007 Annual Meeting

Dr. Larry E. Druffel	65	Director	1997

* General Marsh will resign from the Teknowledge Board of Directors effective as of the date of the 2005 Annual Meeting. The Company is seeking a replacement for General Marsh.

Continuing Class II Director nominated for election at the 2005 Annual Meeting

        Neil A. Jacobstein. Mr. Jacobstein, 51, has served as Chairman of the Board, Chief Executive Officer and President of Teknowledge since November 1999. He served as President, Chief Operating Officer, and a Director of Teknowledge from January 1993 to November 1999. After joining Teknowledge in 1984, Mr. Jacobstein was promoted over a nine-year period to: Senior Knowledge Engineer, Manager of the Research and Advanced Development Group, Vice President and General Manager of Research and Advanced Systems Development, and Vice President and General Manager of the Knowledge Systems Division. Mr. Jacobstein initiated Teknowledge’s eCommerce business unit in 1996. He has served on the Technology Advisory Board of the U.S. Army’s Simulation, Training, and Instrumentation Command (now PEOSTRI). Prior to joining Teknowledge, Mr. Jacobstein was a Graduate Research Intern and consultant at Xerox PARC, and a Research Associate at CBNS. Mr. Jacobstein was the Chairman of the American Association for Artificial Intelligence’s 17th Innovative Applications of AI conference in July 2005. Since 1992, he has served as the Chairman of the Board of Directors of the Institute for Molecular Manufacturing, a private nonprofit organization. In 1999, Mr. Jacobstein was elected a Henry Crown Fellow in the Aspen Institute’s executive leadership program.

        Benedict O’Mahoney. Mr. O’Mahoney, 45, is Vice President of Administration and Legal Affairs of Teknowledge. Mr. O’Mahoney was elected to the Board in November 1999. Mr. O’Mahoney joined the Company in 1996 as Corporate Counsel and he was promoted to Vice President of Administration and Legal Affairs in October 1999. From 1991 to 1996, Mr. O’Mahoney practiced intellectual property law, and he served as General Counsel for Slatt Mortgage Company from 1988 to 1995.

        Class III Directors whose term expires at the 2006 Annual Meeting

        General Robert T. Marsh (Ret.). General Marsh (retired four-star Air Force general), 80, was elected a director of American Cimflex Corporation (a predecessor to the Company) in 1987. He served as Chairman of the Board of Thiokol Corporation, an aerospace and defense contractor company, until his retirement in 1991. On April 20, 2001, General Marsh retired as Executive Director of the Air Force Aid Society, a non-profit charitable organization serving the Air Force community, a position he had held since 1995. In 1997, he served as Chairman of the President’s Commission on Critical Infrastructure Protection. General Marsh joined the Board of SI International, an information technology company, in December 1998, and continues to serve on its Board. He serves as Chairman of the Board of Verint Technology Inc., a public company in the communications industry, and he is a trustee emeritus of MITRE Corporation, a private company specializing in information technology. General Marsh has decided to resign from the Board of Directors effective on the date of the 2005 Annual Meeting.

        Irwin T. Roth. Mr. Roth, 74, was elected to the Board of Directors on June 1, 2005. Mr. Roth fills the vacancy created by the departure of Mr. Lustig in April 2005. Irwin Roth is the Chairman of the Board and CEO of Auricast, Inc. He is also the Chairman of the Board and CEO of V Entertainment, Ltd., On-Line Entertainment Network, Inc., and Color Q, Inc. He is a Director of Com-Guard, Inc. In past years, he has served as a director and officer of numerous companies. Mr. Roth has been a practicing attorney for over 45 years in New York City, where he specializes in securities and entertainment law. He received his B.A. degree in Political Science in 1952, and a Juris Doctor degree in 1955 from the University of Michigan.

        Class I Director who term expires at the 2007 Annual Meeting

    Dr.  Larry E. Druffel. Dr. Druffel, 65, was appointed to the Board of Directors in April 1997. Since 1996, he has served as President, Director, and most recently as Senior Research Associate of the South Carolina Research Authority (SCRA), a public, non-profit, information technology and R&D organization. He holds a Doctorate Degree in Computer Science from Vanderbilt University and a Master’s Degree in Computer Science from the University of London, and was a director of the Software Engineering Institute at Carnegie-Mellon University from 1986 to 1996. He is Chairman of the Board of the Advanced Technology Institute, a private non-profit corporation. Since 2001, he has served as a member of the Board of Directors of Environmental Enterprise Group, a private environmental clean up company.

Vote Required

        If a quorum is present and voting, the nominees for Class II Director receiving the highest number of votes will be elected as a directors. Abstentions and broker non-votes will have no effect on the vote. It is intended that shares represented by the enclosed form of proxy will be voted “FOR” the election of the nominee identified above, unless otherwise directed.

Board Recommendation

        The Board of Directors recommends that the Company’s stockholders vote “FOR” the election of Messrs. Jacobstein and O’Mahoney as a Class II Directors.

Board Committees and Meetings

        The Company’s Board of Directors held four regular and four Finance and Audit Committee meetings during 2004. All members of the Board of Directors attended more than 75% of the meetings of the Board of Directors and the committees on which they served. Messrs. Druffel, Marsh and Lustig, the members of the Finance and Audit Committee, are considered independent under Nasdaq listing standards.

        The Board of Directors of Teknowledge has two standing committees: the Finance and Audit Committee and the Human Resources Committee. The outside Board members also serve as members of the Executive Committee, which reviews and approves executive compensation. The Executive Committee also meets privately with the outside independent accountants at the end of each Audit Committee meeting in executive session. The Nominating Committee is comprised of all five members of the Board of Directors.

        The primary responsibility of the Finance and Audit Committee is to oversee the annual audit of the Company, to recommend to the Board the retention of independent accountants, and to monitor the Company’s internal accounting controls and procedures. The Finance and Audit Committee also reviews and pre-approves any non-audit services that may be performed by the independent public accountants and reviews the scope and results of their annual audit, including the audited financial statements for the Company. The Committee is also responsible for overseeing corporate governance issues, especially as they relate to the requirements of Sarbanes-Oxley. The Charter of the Finance and Audit Committee is attached to this Proxy Statement as Appendix A. The current members of the Finance and Audit Committee are Messrs. Druffel, Roth, and Marsh (Chairman). The members of the Finance and Audit Committee are independent for purposes of the Nasdaq listing standards. No member of the Finance and Audit Committee currently qualifies as an audit committee financial expert as defined under Item 401(e) of Regulation S-B. The Company expects to recruit one outside board member who meets Nasdaq’s requirements within six months of the date of the 2005 Annual Meeting. The Finance and Audit Committee held four meetings in 2004, at which time the members reviewed and discussed the financial results with management and the outside accountants.

        The Human Resources Committee, which also serves as the Compensation Committee of the Board of Directors, is responsible for assuring that executive officers and other key personnel of the Company are appropriately compensated in terms of salary, incentive compensation, and benefits. The current members of the Human Resources Committee are Messrs. Druffel, Marsh, and Roth. The members of the Human Resources Committee are independent for purposes of the Nasdaq listing standards. The Human Resources Committee held one meeting in 2004.

        As discussed above, General Robert T. Marsh has indicated that he will resign from the Teknowledge Board of Directors effective as of the date of the 2005 Annual meeting. The Company is actively seeking a qualified independent director to fill the vacancy that will be created by Gen. Marsh’s departure from the Board. A qualified potential candidate has been identified and the candidate is going through the due diligence process. If the Company is unable to fill the vacancy prior to Gen. Marsh’s resignation, the Company will not meet certain SEC and Nasdaq listing requirements including maintaining a majority independent board of directors and maintaining audit and compensation committees consisting of at least three independent directors, until a qualified replacement is appointed to the Teknowledge Board.

         Director Nominations

        In accordance with Item 401(g) of Regulation S-B, the Company approved a Charter for nominating new members to the Board of Directors effective July 31, 2005. A copy of Teknowledge’s Nominating Committee Charter is attached as Appendix B to this Proxy. The entire Board of Directors is currently responsible for performing nominating functions. The Board considers suggestions for possible candidates for directors from many sources, including stockholders, the Chief Executive Officer and other Directors. In order for stockholder suggestions regarding possible candidates for Director to be considered by the Board of Directors, such suggestions should be provided to the Secretary of the Company at the principal offices of the Company in writing by at least 120 days prior to the mailing date of the proxy statement for the annual meeting of the preceding year. Stockholders should include in such communications the name and biographical data of the individual who is the subject of the communication and the individual’s relationship to the stockholder. The nominees for Class II directors at the 2005 Annual Meeting of Stockholders were recommended by the entire Board of Directors.

        When identifying director nominees, the Nominating Committee considers the following:

o	The person's reputation, integrity and independence under NASDAQ and SEC rules and regulations;

o	The person's skills and business, government, or other professional experience and acumen, bearing in mind the composition of the Board, the current state of the Company, and the software technology industry generally at the time of determination;

o	The number of other public companies for which the person serves as a director and/or as a member of an audit committee, and the availability of the person's time and his or her commitment to the Company; and

o	How the person fits into the Company's interest in increasing the diversity of its Board.

         Communications with Directors

        Any stockholder wishing to communicate with any of the Company’s directors may write to the directors, c/o Secretary, addressed to the Company at its principal office at 1800 Embarcadero Road, Palo Alto California, 94303. The Secretary will forward these communications directly to the director(s).

Director Attendance at Annual Meetings

        The Company encourages, but does not require, its directors to attend annual stockholders meetings. In 2004, two of the five directors attended the 2004 Annual Stockholders Meeting.

        Directors’ Fees. Each non-employee member of the Board of Directors is entitled to receive cash compensation totaling $10,000 per year, which is paid in quarterly increments of $2,500. Non-employees members are reimbursed for out-of-pocket expenses related to Board activities. Each non-employee member may elect to receive stock option grants in lieu of cash compensation in accordance with the terms of the Directors’ Option Plan described below. In 2004, Mr. Druffel, Mr. Lustig, Mr. Roth, and Mr. Marsh elected to receive stock option grants in lieu of cash compensation for each fiscal quarter. Employee directors are not compensated for their services as directors of the Company. In addition to their regular compensation, directors are entitled to be reimbursed for related travel, lodging, and other expenses in attending board and committee meetings.

        Directors’ Option Plan. The Company adopted a new Stock Option Plan for Non-Employee Directors that was approved by the stockholders at the 2002 Annual Meeting. At the 2005 Annual Meeting, the Company proposes an amendment to the 2002 Plan that would increase the number of shares available for grant to the Directors under the 2002 Plan from 75,000 to 250,000 shares. The Directors’ Plan provides that each non-employee director shall be granted, on the date such director becomes a director, an initial option to purchase 3,000 shares of Common Stock, and on the date of each annual meeting thereafter, each continuing non-employee director shall be granted an additional option to purchase 3,000 shares of Common Stock. In addition, prior to any quarter, the Board may elect to grant stock options to each non-employee director in lieu of the $2,500 quarterly fee for service. The number of shares subject to each director fee option would be equal to (a) $2,500, divided by (b) the fair market value of a share of Common Stock on the first business day of the quarter, rounded down to the nearest whole share. Each stock option granted to a director is fully vested on the date of grant and has an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant.

Executive Officers

        In addition to Messrs. Jacobstein and O’Mahoney, profiled above, the following person serves as an executive officer of the Company.

        Dennis A. Bugbee, 59, has served as Vice President of Finance, Chief Financial Officer, and Secretary of the Company since April 2000. Mr. Bugbee joined the Company in 1990 as the Division Controller for the Knowledge Systems Division in Palo Alto, California. He was promoted to Director of Finance in March 1993 and shortly thereafter to the positions of Treasurer and Corporate Secretary. Prior to joining the Company, Mr. Bugbee held the position of Accounting Manager with TRW’s Space and Defense Sector.

        The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, controller, other officers and managers. The Company’s will provide a copy of the Company’s Code of Ethics free of charge upon written request to the requesting party.

        For information regarding the compensation of executives see “Executive Compensation.”

PROPOSAL 2:       RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has selected the accounting firm of Burr, Pilger & Mayer LLP (“BPM”) as independent public accountants to examine and report upon the Company’s consolidated financial statements for the year ended December 31, 2005, and has directed that this selection be submitted to the stockholders for ratification at the 2005 Annual Meeting. BPM has acted in such capacity since its appointment on February 25, 2005 starting with the 2004 fiscal year end reports. The principal accounting firm through September 30, 2004 was Grant Thornton LLP. Stockholder ratification of the selection of BPM as the Company’s independent public accountants is not required by the by-laws or otherwise. If the stockholders do not ratify the selection of BPM, the Board of Directors will reconsider the selection of independent public accountants for the Company.

        The Audit Committee of the Board of Directors of Teknowledge Corporation (“Teknowledge” or the “Company”) periodically considers the selection of the Company’s independent public accountants. On February 25, 2005, after an evaluation process that included the receipt of proposals from several independent registered public accounting firms and upon recommendation of Teknowledge’s Audit Committee, the Company’s Board of Directors approved the retention of Burr, Pilger & Mayer, LLP (“BPM”) as Teknowledge’s independent public accountants and dismissed Grant Thornton LLP (“GT”) who was acting as the Company’s principal independent accountants. BPM audited the financial statements of the Company for the fiscal year ended December 31, 2004. GT’s reports on Teknowledge’s consolidated financial statements for each of the fiscal years ended December 31, 2002 and December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2002 and December 31, 2003 and for the subsequent interim periods, there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to GT’s satisfaction, would have caused GT to make reference to the subject matter in connection with its report on Teknowledge’s consolidated financial statements for such years. During the Company’s two most recent fiscal years and through February 25, 2005, none of the reportable events described in Item 304(a)(1)(iv) of Regulation S-B occurred, except that in connection with GT’s report on Teknowledge’s consolidated financial statements for the year ended December 31, 2003, GT recommended that the Company strengthen its internal controls over financial reporting.

        The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2004 and December 31, 2003 by the predecessor accountants Grant Thornton LLP.

	2004	2003

Audit Fees	$188,086	$152,796

Tax Fees	$11,226	$18,990

All Other Fees	$-	$3,562

        The Chairman of the Finance and Audit Committee pre-approves all audit and any permissible non-audit services. There were no non-audit services performed in 2004. Audit fees include quarterly and annual review of SEC filings and financial results. The preparation of annual state and federal income tax forms is included in tax fees.

        The Finance and Audit Committee has considered the role of BPM in providing consulting, tax services, and other non-audit services to the Company and has concluded that such services are compatible with BPM’s independence as the Company’s independent public outside accountants.

        Representatives of BPM are expected to be present at the 2005 Annual Meeting and will have the opportunity to make a statement if they desire. The representatives will also be available to respond to appropriate questions from the stockholders. The affirmative vote of a majority of the votes cast at the annual meeting of stockholders at which a quorum representing a majority of all the attending shares of Common Stock of the Company is present and voting, either in person or by proxy is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the vote.

Board Recommendation

        The Board of Directors recommends that the Company’s stockholders vote “FOR” the ratification of the selection of Burr, Pilger & Mayer LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2005.

PROPOSAL 3:       AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

        The 2002 Stock Option Plan for Non-Employee Directors (the “Directors Plan”) is administered by the Board of Directors or a duly appointed committee of the Board, which has the power to construe the Directors Plan, and adopt and amend such rules and regulations for the administration of the Directors Plan, as it may deem desirable. Except in connection with the grant of options in lieu of the cash payment of directors’ fees for a particular quarter, the Board or committee has no authority or discretion to determine the persons eligible to participate in the Directors Plan or the number of shares of Common Stock eligible to be granted as options under the Directors Plan.

        The aggregate number of shares which may be issued under the Directors Plan, a copy of which is available to any stockholder upon request, is presently 75,000 shares of Common Stock, subject to adjustment in connection with certain significant corporate events as set forth in the Directors Plan. As of the date hereof, 1,386 shares of Common Stock remain available for grant under the Directors Plan. On October 10, 2005, the Board of Directors of the Company adopted an amendment to the Directors Plan, subject to approval of the amendment by the stockholders of the Company. The amendment increases the number of shares of Common Stock that may be issued under the 2002 Directors Plan from 75,000 to 250,000 shares. The Board of Directors believes the amendment of the Directors Plan is in the best interests of the Company and its stockholders because the availability of stock options is an important factor in attracting and retaining qualified non-employee directors essential to the success of the Company.

        Under the Directors Plan, an “Eligible Director” is a director who is not a full-time employee of the Company (or any subsidiary of the Company) and has not been a full-time employee of the Company (or any subsidiary of the Company) for any part of the preceding year. The Directors Plan provides that, effective with the 2002 Annual Meeting of Stockholders, each Eligible Director shall be granted, on the date such director becomes an Eligible Director, an initial option to purchase 3,000 shares of Common Stock, and on the date of each annual meeting thereafter, each continuing Eligible Director shall be granted an additional option to purchase 3,000 shares of Common Stock. Each non-employee director who is appointed to fill a vacancy on the Board of Directors shall be granted an option to purchase 3,000 shares of Common Stock on the date such director’s board service commences, with an additional option to purchase 3,000 shares of Common Stock granted thereafter on the anniversary of such commencement of service until the director’s first election to the Board and thereafter, on the date of each subsequent annual meeting.

        In addition to the automatic grants described above, prior to the commencement of a calendar quarter, the Board may elect to provide that each Eligible Director will be granted a stock option under the Director Plan in lieu of the $2,500 quarterly cash stipend. The director fee grants will be made on the first business day of the quarter, and the number of shares subject to a director fee option grant will be equal to (a) $2,500, divided by (b) the fair market value of a share of Common Stock on the first business day of the quarter, rounded down to the nearest whole share. The director fee grants will be fully vested on the date of grant.

        Each option granted under the Directors Plan will be evidenced by an option agreement between the Company and the Eligible Director. Each option agreement states the exercise price per share of the option, the price of which must equal 100% of the fair market value of a share of Common Stock on the date the option is granted. The exercise price for an option granted to an Eligible Director is payable upon the exercise of the option in cash or by surrender of shares of Common Stock held by the Eligible Director for at least six months prior to the date of exercise and which have an aggregate fair market value on the date of exercise equal to the exercise price to be paid. Options granted under the Directors Plan are nontransferable except by will or by the laws of descent and distribution.

        Except for the director fee options described above, options granted to an Eligible Director under the Directors Plan will become exercisable one year from the date of grant of such options. No option granted under the Directors Plan will be exercisable after ten years from date of the grant. In the event an optionee ceases to be a director of the Company, an option granted will be exercisable only to the extent it was exercisable on the date the optionee ceased to be a director and only until the earlier of (i) 90 days after such date, and (ii) the scheduled termination of such option.

        In the event of a “change in control” of the Company, the Board may arrange for the acquiring or successor corporation to assume or substitute new options for the options outstanding under the Directors Plan. If the acquiring corporation does not assume or substitute for the outstanding options granted under the Directors Plan, shares subject to the outstanding options will become fully exercisable and vested prior to the date of the change in control. To the extent that the options outstanding under the Directors Plan are not assumed, substituted for, or exercised prior to such event, they will terminate.

        The Directors Plan will continue until terminated by the Board or until all of the shares reserved for issuance under the plan have been issued. The Board may terminate or amend the Directors Plan at any time. However, without the approval of the Company’s stockholders, the Board may not amend the Directors Plan to increase the share reserve or adopt any other amendment that would require stockholder approval under any applicable law, regulation or rule. No termination or amendment of the Directors Plan may adversely affect any outstanding option without the consent of the optionee, unless the termination or amendment is necessary to comply with an applicable law or regulation.

Certain Tax Consequences

        The following summary is intended only as a general guide as to the United States federal income tax consequences under current law with respect to participation in the Directors Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

        Options granted under the Directors Plan are nonstatutory stock options, that is, options that do not qualify as incentive stock options under section 422 of the Internal Revenue Code of 1986, as amended. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option granted under the Directors Plan, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the date of exercise. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. A capital gain or loss will be long-term if the optionee’s holding period following the date of exercise is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations hereunder.

Directors Plan Benefits

        As of October 5, 2005, options to purchase 138,614 shares of Common Stock were granted under the Director Option Plan to Messrs. Druffel, Marsh and Roth. None of the options granted to Directors since the inception of the Directors Option Plan have been exercised.

DIRECTORS PLAN BENEFITS

Name and Position	Dollar value ($) In-the-Money	Number of Shares
	Options (1)	Exercisable/Unexercisable
Exercisable/Unexercisable

All Current Directors Who Are Not
Executive Officers, As A Group	-/-	135,614/3,000
(3 Persons) (2)

(1)	Based on the difference between the exercise price of the options and the closing price of $0.37 on October 5, 2005, there were no shares exercisable and in-the-money. Grants to purchase 135,614 shares are exercisable and out-of-the-money at option prices from $.40 to $8.15 per share.
(2)	At October 5, 2005 there were 33,000 shares exercisable but out-of-the-money from the predecessor
1992 Directors Option Plan at prices ranging from $2.10 to $8.15 a share.

Vote Required

        Approval of the Directors Plan will require the affirmative vote of the holders of at least a majority of the shares of Common Stock present or represented by proxy and entitled to vote. Accordingly, abstentions will effectively constitute a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal, as those shares will not be considered as shares present and entitled to vote.

Board Recommendation

        The Board of Directors recommends that the stockholders vote “FOR” the adoption of an amendment to the Teknowledge Corporation 2002 Stock Option Plan for Non-Employee Directors to increase the number of authorized shares of Common Stock to 250,000.

REPORT OF THE FINANCE AND AUDIT COMMITTEE

        The Finance and Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Grant Thornton is responsible for expressing an opinion as to the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.

        The Finance and Audit Committee consists of three directors each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for the Nasdaq Stock Market. The Finance and Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix A.

        The Committee has discussed and reviewed with the auditors all matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with Burr, Pilger & Mayer LLP with and without management present, to discuss the overall scope of Burr, Pilger’s & Mayer’s audit, the results of its examinations, its evaluations of the Company’s internal controls, and the overall quality of its financial reporting.

        The Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

        Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

FINANCE AND AUDIT COMMITTEE

Larry E. Druffel
Robert T. Marsh (Chairman)

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information concerning the beneficial ownership of Common Stock as of October 7, 2005 by each of the directors and nominee for director of the Company, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. There are no persons known to the Company to own beneficially more than 5% of the Common Stock of the Company that are not listed below.

Name and Address of Beneficial Owner(1)	Common Stock Owned Beneficially(2)		Percent(3)of Class

Neil A. Jacobstein(4)	710,857	(5)	12.4%

Dennis A. Bugbee(4)	192,472	(6)	3.3%

Benedict O'Mahoney(4)	152,000	(7)	2.6%

Robert T. Marsh(4)	52,400	(8)	*

Larry E. Druffel(4)	59,400	(9)	1.0%

Irwin Roth(4)	12,814	(10)	*

All Directors and Executive Officers	1,179,943	(11)	19.2%
of the Company as a Group (6 Persons)

              * Less than 1%

(1)

Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and to the information contained in the footnotes to this table.

(2)

All share numbers have been adjusted to give effect to a one-for-five reverse stock split on December 22, 1998. Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options.

(3)

Calculated on the basis of 5,735,754 shares outstanding as of October 7, 2005, provided that any additional shares of Common Stock that a stockholder has the right to acquire within 60 days after April 28, 2005 are deemed to be outstanding for purposes of calculating that stockholder's percentage beneficial ownership.

(4)	The address of all directors and executive officers is the Company's Executive Offices located at 1800 Embarcadero Road, Palo Alto, California 94303.
(5)	Includes 20,000 shares owned by Mr. Jacobstein's spouse; with respect to which, Mr. Jacobstein disclaims beneficial ownership.
(6)	Includes 145,000 shares that may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of October 7, 2005.
(7)	Includes 152,000 shares that may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of October 7, 2005.
(8)	Includes 52,400 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of October 7, 2005.
(9)	Includes 49,400 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of October 7, 2005.
(10)	Includes 12,814 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of October 7, 2005.
(11)	Includes options for 411,614 shares that are currently exercisable or will become exercisable within 60 days of October 7, 2005.

EXECUTIVE COMPENSATION AND OTHER MATTERS

        The following table sets forth the compensation paid to the Chief Executive Officer and the two most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 for all services to the Company in the fiscal years ended December 31, 2004, 2003, and 2002.

SUMMARY COMPENSATION TABLE

		Annual	Compensation

Name and Principal Position	Year		Salary	Bonus
			$(1)	$

Neil Jacobstein, Chair, President, & CEO	2004		253,213
Chief Executive Officer	2003		246,000
	2002		240,350

Benedict O'Mahoney, VP Administration	2004		140,916
& Legal	2003		129,150
	2002		130,700

Dennis Bugbee, VP Finance and	2004		162,229
Chief Financial Officer	2003		155,101
	2002		145,614

(1)	Includes 401(k) deferred compensation and 5% Company matching provision.

FISCAL YEAR-END OPTION VALUES

        The following table provides the specified information concerning unexercised options held as of December 31, 2004, by the persons named in the Summary Compensation Table above. There were no exercises of options by the executive officers named in the Summary Compensation Table above during the fiscal year ended December 31, 2004.

Name	Number of Securities Underlying Unexercised Options at FYE (Exercisable/Unexercisable) (#)	Value of Unexercised In-the-Money Options at FYE (Exercisable/Unexercisable) ($)

Neil Jacobstein, Chair, Pres, CEO	-/-	-/-

Benedict O'Mahoney, VP Adm & Legal	72,000/-	-/-

Dennis Bugbee, VP and CFO	65,000/-	-/-

Employment Contracts and Termination of Employment and Change of Control Arrangements

        Neil Jacobstein, Chairman of the Board, Chief Executive Officer, and President, has an employment agreement with the Company that provides for a 2005 base salary of $234,000. Mr. Jacobstein voluntarily and temporarily reduced his 2005 salary by 20% to $187,200 in order to reduce Company costs during particularly difficult times. The Board of Directors is reviewing Mr. Jacobstein’s compensation package in light of the recent positive developments precipitated by the sale of the Financial Systems software asset, and an adjustment is likely before December 31, 2005. Mr. Jacobstein is eligible for a potential bonus, but he has waived his potential bonuses from prior years. He has not requested or been granted stock options since 1994. Mr. Jacobstein’s employment agreement includes an incentive compensation plan that provides for additional compensation up to a maximum of 120% of his annual base salary, when certain target objectives are achieved in strategic categories that have been determined and assessed by the Board of Directors. Mr. Jacobstein has a severance package that entitles him to severance benefits equal to his most recent twelve-month salary and bonus. In the event of a change of control, defined as any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, Mr. Jacobstein will be entitled to the following severance benefits: (i) full accrued salary and vacation pay, (ii) accrued incentive compensation awarded or determined to be awarded by the Board of Directors, (iii) insurance coverage, (iv) retirement benefits, and (v) a lump sum severance payment equal to two times the total cash compensation (salary and bonus) for the previous two years.

EQUITY COMPENSATION PLAN INFORMATION

        The Company currently maintains two compensation plans that provide for the issuance of Common Stock of the Company to officers and other employees, directors, and consultants. These consist of the 1998 Stock Option Plan (the “1998 Plan”) and the 2002 Stock Option Plan for Non-Employee Directors (the “Director Plan”). The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2004.

Plan category	Number of securities to be	Weighted-average	Number of securities remaining
	issued upon exercise of	exercise price of	available for future issuance
	outstanding options,	outstanding options,	under equity compensation
	warrants and rights	warrants and rights	plans (excluding securities
	(a)	(b)	reflected in column (a))

Equity compensation	1,617,419(1)	$ 3.52	617,324(2)
plans approved by
security holders

Total	1,617,419	$ 3.52	617,324

(1)

Consists of 1,477,419 shares subject to options that are outstanding and shares available for future issuance under the 1998 Plan and 140,000 shares subject to options that are outstanding and shares available for future issuance under the Director Plan.

(2)

Consists of 608,537 shares that are reserved for issuance under the 1998 Plan and 8,787 shares reserved for issuance under the Director Plan. Stockholder approval is required to increase the number of options available under either plan.

ADDITIONAL INFORMATION

Submission of Stockholder Proposals

        The Company must receive proposals for action at the 2006 Annual Meeting of Stockholders at its principal executive offices at 1800 Embarcadero Road, Palo Alto, California 94303, no later than May 5, 2006. Any such submission must conform to the regulations of the Securities and Exchange Commission concerning stockholder proposals. Stockholder business that is not intended for inclusion in the Company’s proxy materials may be brought before the annual meeting so long as the Company receives notice of the proposal as specified by the Company’s by-laws, addressed to the Secretary at the principal executive offices, not later than the specified date.

        If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement will be a reasonable time set and disclosed by us before we begin to print and mail our proxy materials.

        Stockholder proposals may be included in the Company’s proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in the applicable Securities and Exchange Commission rules. Should a stockholder proposal be presented before the 2005 Annual Meeting of Stockholders, regardless of whether it is included in our proxy materials, the Company’s management proxy holders will be authorized by the proxy form to vote for or against the proposal in their discretion if:

o	the Company does not receive notice of the proposal, addressed to the Secretary at the principal executive offices of the Company prior to the close of business on September 30, 2005; or

o	the Company receives notice of the proposal prior to such time and provides information in the proxy statement (a) regarding the nature of the matter and (b) advising stockholders how management intends to exercise its discretion to vote on the matter.

Annual Report

        Accompanying this Proxy Statement is a copy of the Company’s Annual Report for the year ended December 31, 2004. A complete copy of the 10-KSB (without exhibits) as filed with the Securities and Exchange Commission, including the financial statements and the financial statement schedules, can be obtained without charge from the Company upon receipt of a written request from the security holder addressed to the Secretary. The Company will also furnish a copy of any exhibit included in the 10-KSB upon payment of a $5.00 fee and receipt of a written request for such exhibit. The written request should be directed to Dennis Bugbee, Secretary, Teknowledge Corporation, 1800 Embarcadero Road, Palo Alto, California 94303.

Other Matters

        The Board of Directors knows of no other business that will be presented in the meeting. If matters other than those described herein should properly come before the meeting, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

BY ORDER THE BOARD OF DIRECTORS

/s/ D. A. Bugbee
Secretary

Palo Alto, California
October 10, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Appendix A

CHARTER
FINANCE AND AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
TEKNOWLEDGE CORPORATION

I.     STATEMENT OF POLICY

        This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Teknowledge Corporation (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes, and membership requirements.

        The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements; assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public. The Committee shall also review the qualifications, independence, and performance, and approve the terms of engagement of the Company’s independent auditor and prepare any reports required of the Committee under rules of the Securities and Exchange Commission (“SEC”).

        The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate special investigations, and, hire special legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

II.     ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee shall comprise three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of the Nasdaq Stock Market. In addition, the Committee shall not include any member who:

o	accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board;

o	is an executive officer of the Company, or beneficially owns or controls, directly or indirectly, more than 10% of the Company’s outstanding common stock or is otherwise an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of the Nasdaq Stock Market.

        Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities. No Committee member shall simultaneously serve on the audit committee of more than three public companies without prior disclosure to the Committee and the Board and an affirmative determination by the Board that such service does not impair the ability of such member to serve effectively on the Committee, which determination shall be disclosed in the annual proxy statement.

        The members of the Committee shall be appointed by the Board and shall serve until their resignation or removal or until their successors are duly elected and qualified. The Board may replace any member of the Committee. Unless elected by the full Board, the members of the Committee may designate a chairperson by majority vote of the full Committee membership in accordance with the by-laws of the Corporation.

III.     MEETINGS

        The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee meeting can be held in conjunction with the regular quarterly Board meetings. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee may also record summaries of its recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

IV.     COMMITTEE AUTHORITY AND RESPONSIBILITIES

To fulfill its responsibilities and duties, the Committee shall:

A. Oversight of the Company’s Independent Auditor

1. Be directly and solely responsible for the appointment, compensation, retention, and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

2. Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence, and (z) whether any of the Company’s senior finance personnel were recently employed by the independent auditor

3. Evaluate annually the qualifications, performance, and independence of the independent auditor, including a review of whether the independent auditor’s quality-control procedures are adequate, and a review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and the Company’s internal auditors, and report to the Board on its conclusions, together with any recommendations for additional action

4. Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

5. Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications, and, if applicable, performance, and approve the fees and other terms of any such engagement.

6. Approve as necessary the termination of the engagement of the independent auditor.

7. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were “passed” (as immaterial or otherwise), any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company, or any other material written communication provided by the auditor to the Company’s management.

8. Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures, and treatments and the treatment preferred by the independent auditor.

B. Review of Financial Reporting, Policies and Processes

1. Review and discuss with management and the independent auditor the Company’s annual audited financial statements and any certification, report, opinion, or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-KSB.

2. Periodically meet separately with management and with the independent auditor.

3. Review with management its assessment of the effectiveness and adequacy of the Company’s internal control structure and procedures for financial reporting (“Internal Controls”), review annually with the independent auditor the attestation to and report on the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s attestation.

4. Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings

5. Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

6. Review the significant reports to management prepared by the internal auditors.

C. Risk Management, Related Party Transactions, Legal Compliance, and Ethics

1. Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company’s ability to record, process, summarize, or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

2. Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

3. Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4. The Committee shall consider and present to the Board for adoption a Code of Ethics for the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions, which meets the requirements of Item 406 of the SEC’s Regulation S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics.

5. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

6. Review with the Company’s general counsel and report to the Board on litigation, material government investigations, and compliance with applicable legal requirements.

7. Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement

8. Review and reassess the Charter’s adequacy as appropriate.

Appendix B

Teknowledge Corporation
Nominating Committee Charter

DIRECTOR NOMINATION PROCESS

        Teknowledge’s director nomination process for new Board members is as follows:

o	The Chairman of the Board of Directors initiates the nomination process by forwarding to the Nominating Committee a request to expand the Board membership, replace a Board member, or fill a vacancy. The Nominating Committee in conjunction with the Chairman identifies the minimum requirements and experience required for the director position and reviews the qualifications of the candidates selected.

o	The Nominating Committee seeks input from management, some senior employees, and Board members, to help identify possible candidates. The Nominating committee may engage a search firm, if necessary.

o	The Nominating Committee will also consider stockholders’ suggestions for nominees for directorships (other than self-nominations).

QUALIFICATIONS OF DIRECTORS

                 When identifying director nominees, the Nominating Committee considers the following:

o	The person's reputation, integrity and independence under NASDAQ and SEC rules and regulations;

o	The person’s skills and business, government, or other professional experience and acumen, bearing in mind the composition of the Board, the current state of the Company, and the software technology industry generally at the time of determination;

o	The number of other public companies for which the person serves as a director and/or as a member of an audit committee, and the availability of the person’s time and his or her commitment to the Company; and

o	How the person fits into the Company’s interest in increasing the diversity of its Board.

THE REVIEW PROCESS

o	The Nominating Committee determines the eligibility and suitability of the nominated candidate based on established criteria.

o	The Nominating Committee (“the committee”) shall designate one of the committee members to check at least three reference provided by the candidate. The committee shall review the results.

o	The Chairman of the Board and at least one member of the Nominating Committee interview prospective candidate(s) who satisfy the qualifications.

o	The Nominating Committee offers other Board members the opportunity to interview the candidate(s) by phone or in person, and then meets to consider and approve the final candidate(s).

o	The Nominating Committee seeks full Board endorsement of the final candidate(s).

o	The final candidate(s) are nominated by the Board for submission to a stockholder vote at the next annual meeting or elected to fill a vacancy.

In the case of incumbent directors being considered for renomination, the Nominating Committee will also take into account the director’s history of attendance at Board and committee meetings, the director’s preparation for and participation in such meetings, and the director’s tenure as a member of the Board.

STOCKHOLDER NOMIMATIONS

Suggested candidates should be submitted to the Company in writing, as follows:

Corporate Secretary
Teknowledge Corporation
1800 Embarcadero Road
Palo Alto, California 94303.

Suggestions received by the Secretary before December 31, 200X will be considered by the Nominating Committee for nomination and election at the 200X annual meeting of stockholders.

A stockholder’s notice to the Secretary must set forth:

(a)	As to each stockholder-proposed nominee:

i.	the name, age, business address and residence address of the nominee;

ii.	the principal occupation or employment of the nominee;

iii.	a completed directors questionnaire to be provided by Teknowledge at least two weeks prior to the nomination of the candidate;

iv.	a statement as to the nominee’s citizenship; and

v.	any other information relating to the nominee that is required to be disclosed in the solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(b)	as to the stockholder giving the notice:

i.	the name and record address of the stockholder; and

ii.	the number of shares of Common Stock that the stockholder beneficially owns.

Teknowledge or the Nominating Committee may require a stockholder who proposes a nominee to furnish such other information as may reasonably be required by Teknowledge to determine the eligibility or suitability of the proposed nominee to serve as director of the Company.

FINANCIAL EXPERT

        The Board believes it is important for one or more members of the Board to be an “audit committee financial expert,” as determined in accordance with Item 401(h) under Regulation S-K promulgated by the SEC, and for one or more directors to have a depth of experience in the high-technology industry. The Board of Directors has determined that it has an “audit committee financial expert” serving on its Audit Committee as defined by Item 401(h) of Regulation S-K. Our audit committee financial expert is _______. _______ is deemed to be “independent” under applicable NASDAQ Stock Market rules. The Board of Directors believes that each of its members has significant management experience in the technology, government, or the financial services industry.

STOCKHOLDER COMMUNICATIONS

        The Board has adopted a policy that any communications by stockholders intended for the Board should be sent to the Board’s attention at the Company’s address set forth on the first page hereof. If management deems it appropriate, it will forward any such communication to the Board (or applicable Board member or Board committee) or disclose it to the Board (or Board member or committee).

        The Board has also adopted a Code of Ethics and Audit Committee Charter for the employees and directors of Teknowledge.

TEKNOWLEDGE CORPORATION

1800 Embarcadero Road

Palo Alto, California 94303

Proxy for Annual Meeting of Stockholders on October 16, 2004

This Proxy is Solicited on Behalf ofthe Board of Directors

        The Undersigned hereby appoints Neil Jacobstein and Dennis Bugbee, and each or either of them as proxies, each with the powerto appoint his substitute, and hereby authorizes any of them to represent and to vote all the shares of the Common Stock, par value $.01 per share (the “Common Stock”), of Teknowledge Corporation (the“Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on November 16, 2005, commencing at 10:00 a.m., local time, at the Company’s executive offices located at 1800 Embarcadero Road, Palo Alto, California or any adjournment of postponement thereof (1) as hereafter specified upon the proposals listed below and as particularly described in the Company’s Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

        The undersign hereby acknowledges receipt of (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and (3) Annual Report for the fiscal year ended December 31, 2004.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please mark votes as in this example X
3. To approve and adopt an amendment to the Company’s Stock Option Plan for Non-Employee Directors to increase the number of authorized shares from 75,000 to 250,000.
This proxy when properly executed will be voted in the	For Against Abstain
manner directed herein by the undersigned stockholder. If
no directions are specified, this Proxy will be voted FOR
Proposals 1 and 2.	In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.
1. Election of Directors:
The Board has nominated Neil A. Jacobstein and Benedict	Please sign exactly as the name(s) appear on your stock certificate. If shares of stock stand on
O' Mahoney as Class II director to serve a term of three years	record in the names of two or more persons or in the name of husband and wife, whether as
or until his successor is duly elected and qualified	joint tenants or otherwise, both or all such persons should sign the Proxy. When signing as
For Withhold	attorney, executor, administrator, trustee or guardian, please give your full title. If a
Nominee: Neil A. Jacobstein	corporation holds shares of stock, the president or other authorized officer, on behalf of the corporation, should execute the Proxy. If a partnership, the Proxy should be executed in the
Nominee: Benedict O’Mahoney	partnership name by an authorized individual.

Signature: Date

For Against Abstain	Signature: Date
2 To ratify the selection of
Burr, Pilger & Mayer LLP as the
Company's independent public	Mark Here For Address Change and Note Below.
accountants for the fiscal year
ending December 31, 2005

Please complete, date, sign and mail this proxy in the enclosed postage prepaid envelope.